ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the Office of	Business Number E0165072009-8
[signature]	Filing Number 20090308927-20
Secretary of State	Filed On 03/31/2009
State Of Nevada	Number of Pages 7

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	PHARMASCAN CORP
2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent: BUDGET CORP Name [ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity Street Address / City / Nevada / Zip Code Mailing Address (if different from street address) / City / Nevada / Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares *with par value:* Par value per share: $ Number of shares *without par value:* 75,000
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) DEANNA K. KELLY Name 2050 RUSSETT WAY / CARSON CITY / NV / 89703 Street Address / City / State / Zip Code 2) Name Street Address / City / State / Zip Code
5. Purpose: (optional; see instructions)	*The purpose of the corporation shall be:* ANY LAWFUL ACTIVITY
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	DEANNA K. KELLY Name X [signature] Incorporator Signature 2050 RUSSETT WAY / CARSON CITY / NV / 89703 Address / City / State / Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X [signature] 3/31/09 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity / Date

This form must be accompanied by appropriate fees.

Articles of Incorporation

of

PHARMASCAN CORP

First. The name of the corporation is:

PHARMASCAN CORP

Second. It's principal office in the state of Nevada is located at 2050 Russett Way, Carson City, NV 89703, although this Corporation may maintain an office, or offices, in such other place within or without the state of Nevada as may from time to time be designated by the Board of Directors, or by the by-laws of said Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside the State of Nevada as well as within the State of Nevada.

Third. The objects for which this Corporation is formed are: To engage in any lawful activity, including, but not limited to the following:

(A) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.

(B) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.

(C) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.

(D) Shall have power to sue and be sued in any court of law or equity.

(E) Shall have power to make contracts.

(F) Shall have power to hold, purchase and convey real and personal estate and mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same devise or bequest in the State of Nevada, or any other state, territory or country.

(G) Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.

(H) Shall have power to make by-laws not inconsistent with the constitution of the United States, or of the State of Nevada, for the managment, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.

(I) Shall have power to wind up and dissolve itself, or be wound up and dissolved.

(J) Shall have power to adopt and use a common seal or stamp on any corporate documents. The corporation may use a seal or stamp, if it desires, but such non-use shall not in any way affect the legality of the document.

(K) Shall have power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable upon the happening of a specified event or events, whether secured by mortgage, pledge, or otherwise, or unsecured, for any other lawful object.

(L) Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock, or any bonds, securities or evidences of the indebtedness created by any other corporation or corporations of the State of Nevada, or any other state or government, and while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privleges of ownership, including the right to vote, if any.

(M) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital, capital surplus, surplus or other property or fund.

(N) Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the states territories, possessions and dependencies of the Unites States, the District of Columbia, and any foreign countries.

(O) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment therof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, or any amendment thereof.

(P) Shall have the power to make donations for the public welfare or charitable, scientific or educational purposes.

(Q) Shall have the power to enter into partnerships, general or limited, or joint ventures, inconnection with any lawful activities.

Fourth. The voting common stock authorized that may be issued by the corporation is SEVENTY FIVE THOUSAND (75,000) shares of stock without nominal or par value and no other class of stock shall be authorized. Said shares without nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

Fifth. The governing body of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such a manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall be reduced to no less than one (1). The name and post office address of the first Board of Directors shall be one (1) in number and listed as follows:

NAME	POST OFFICE ADDRESS
Deanna K. Kelly	2050 Russett Way Carson City, NV 89703

Sixth. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

Seventh. The name and post office address of the incorporator(s) signing the Articles of Incorporation is as follows:

Name	Post Office Address
Deanna K. Kelly	2050 Russett Way Carson City, NV 89703

Eighth. The registered agent for this corporation shall be:

BUDGET CORP

The address of said agent, and, the principal or statutory address of this corporation in the State of Nevada is:

2050 Russett Way
Carson City, NV 89703

Ninth. The corporation is to have perpetual existence

Tenth. In futherance and not in limitation of the powers conferred by statute, the Board of directors is expressly authorized:

Subject to the By-Laws, if any adopted by the stockholders, to make, alter or amend the By-Laws of the Corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and leins upon the real and personal property of this corporation.

By resolution passed by a majority of the whole Board, to consist of one (1) or more committees, each committee to consist of one or more directors of the corporation, which, to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the board of Directors.

When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for the purpose, or when authorized by written consent of the holders of at least a majority of the voting stock issured and outstanding, the Board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

Eleventh. No shareholder shall be entitled as a matter of right to subscribe for, or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as is in its discretion it shall deem advisable.

Twelfth. No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act of omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Thirteenth. This Corporation reserves the right to amend, alter, change, in any manner now or hereafter prescribed by the statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the Incorporator Herein before named for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein are true, and accordingly have hereunto set my hand this 31st. day of March, 2009.

Deanna K. Kelly

Budget Corp does hereby accept as Registered Agent for the previously named Corporation.

Budget Corp

By Deanna K. Kelly, Manager

3/31/09
Date

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0165072009-8
[signature]	Filing Number 20100711480-04
Secretary of State	Filed On 09/21/2010
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PHARMASCAN CORP

2. The articles have been amended as follows: (provide article numbers, if available)

FIRST. **The name of the corporation is:**
TECHNOLOGIES SCAN CORP

FOURTH. **That the stock authorized that may be issued by the corporation is TWO HUNDRED MILLION (200,000,000) shares of common stock with a nominal or par value of .001 and no other class of stock shall be authorized. Said shares with a nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.**

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

C90701

Filed in the Office of	Business Number E0165072009-8
[signature]	Filing Number 20120857622-45
Secretary of State	Filed On 12/20/2012
State Of Nevada	Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

TECHNOLOGIES SCAN CORP

2. The articles have been amended as follows: (provide article numbers, if available)

FOURTH. That the common stock authorized may be issued by the corporation is FOUR HUNDRED MILLION (400,000,000) shares of stock with a nominal or par value of .001 and no other class of stock shall be authorized. Said shares with a nominal or par value may be issued by the corporation from time to time for such considerations as may be fixed from time to time by the Board of Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78 %

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature], president + CEO

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

'0°0203'

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the Office of	Business Number E0165072009-8
	Filing Number 20140172409-70
Secretary of State	Filed On 03/07/2014
State Of Nevada	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Technologies Scan Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is hereby amended as follows:

The authorized capital of the corporation shall consist of Four Billion (4,000,000,000) shares of common stock, par value $0.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 59.47%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0165072009-8
	Filing Number 20140240202-37
Secretary of State State Of Nevada	Filed On 04/01/2014
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Technologics Sear Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I has been amended in its entirety as follows:

The name of the corporation shall be PetVivo Holdings, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 85.58%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature. (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0165072009-8
[signature]	Filing Number 20140595397-85
Secretary of State State Of Nevada	Filed On 08/19/2014
	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PetVivo Holdings, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 and Article Fourth are hereby amended as follows:

The authorized capital of the corporation shall consist of Two Hundred Fifty Million (250,000,000) shares of common stock, par value $.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 93.6%

4. Effective date and time of filing: (optional) Date: Sept. 8, 2014 Time: 12:00 am PST

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the Office of	Business Number E0165072009-8
	Filing Number 20140595396-74
Secretary of State State Of Nevada	Filed On 08/19/2014
	Number of Pages 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

PetVivo Holdings, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

Four Billion (4,000,000,000) common shares, par value $.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

Two Hundred Fifty Million (250,000,000) common shares, par value $.001 per share (pursuant to accompanying Amendment to Articles of Incorporation)

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One-for-five hundred (1-for-500) reverse stock split, whereby one post-split common share, par value $.001, will be issued for each five hundred pre-split common shares, par value $.001

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any fractional shares will be rounded up to the nearest whole post-split share

7. Effective date and time of filing: (optional) Date: September 8, 2014 Time: 12:00 am PST

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number E0165072009-8
[signature]	Filing Number 20140678284-82
Secretary of State	Filed On 09/22/2014
State Of Nevada	Number of Pages 1

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

PetVivo Holdings, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3/Article Fourth are hereby amended as follows:

The authorized capital stock of the corporation shall be as follows:
i)Two Hundred Fifty Million (250,000,000) shares of common stock, par value $.001 per share; and
ii) Twenty Million (20,000,000) shares of preferred stock, par value $.001 per share, which the Board of Directors has the authority to issue in one or more series, with such rights (including dividend, voting and conversion), preferences and designations as the Board of Directors deems necessary or advisable, without any further action by the shareholders of the corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 93.6%

4. Effective date and time of filing: (optional) Date: ______ Time: ______
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number E0165072009-8
	Filing Number 20190261468
	Filed On 11/1/2019 10:03:00 AM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: PetVivo Holdings, Inc. Entity or Nevada Business Identification Number (NVID): E0165072009-8
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 250,000,000 common shares $.001 par value per share, and 20,000,000 preferred shares $.001 par value per share.
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 225,000,000 common shares $.001 par value per share, and 20,000,000 preferred shares $.001 par value per share.
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: reverse split of 9-for-10 common shares
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: Any resulting fractional shares will be rounded up to the next whole share.
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (Optional)	Date: 11/12/2019 Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X John Lai [signature] — Signature of Officer; CEO — Title; 11/1/2019 — Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

Filed in the Office of	Business Number E0165072009-8
Barbara K. Cegavske	Filing Number 20201000387
Secretary of State State Of Nevada	Filed On 10/23/2020 2:30:00 PM
	Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: PetVivo Holdings, Inc.

Entity or Nevada Business Identification Number (NVID): NV20091040056

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 58%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ______
☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: 11/12/2020 Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See Exhibit A hereto for Amendment (attach additional page(s) if necessary)
6. Signature: (Required)	X [signature] Signature of Officer or Authorized Signer — John Lai - CEO (Title) X [signature] Signature of Officer or Authorized Signer — John Dolan - Secretary (Title) *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

PetVivo Holdings, Inc. – Exhibit A to Certificate of Amendment

The Articles of Incorporation of the Corporation have been amended as follows:

The total number of shares of Common Stock that the Corporation has the authority to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.001 per share.

Each four shares of the Common Stock issued and outstanding on the effective date of this Amendment shall automatically be combined into one validly issued, fully paid and nonassessable share of Common Stock, without any action by the holder thereof (the "Reverse Stock Split"). No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, but rather any fractional share will be rounded up to the next whole share. Each certificate that prior to such combination represented shares of Common Stock ("Old Certificate") shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate have been combined, subject to the foregoing treatment of fractional interests.

Filed in the Office of	Business Number E0165072009-8
Barbara K. Cegavske	Filing Number 20201118518
Secretary of State State Of Nevada	Filed On 12/22/2020 1:46:00 PM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A

(Only one document may be corrected per certificate.)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID)
2. Name of document with inaccuracy or defect.
3. Filing date of document with inaccuracy or defect.
4. Brief description of inaccuracy or defect.
5. Correction of inaccuracy or defect.
6. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: PetVivo Holdings, Inc. Entity or Nevada Business Identification Number (NVID): NV20091040056
2. Document:	Name of document with inaccuracy or defect: Certificate of Amendment
3. Filing Date:	Filing date of document which correction is being made: 10/23/2020
4. Description:	Description of inaccuracy or defect: The Certificate of Amendment does not have the correct effective date and time and does not specify that Article III and Article Fourth of the Articles is being amended.
5. Correction:	Correction of inaccuracy or defect: Exhibit A - Article Three and Article Fourth of PetVivo Holdings, Inc. Articles of Incorporation is amended as follows effective as of 5:00 pm Eastern time ("Effective Time") on December 29, 2020 (the "Effective Date"): Continued on next page.
6. Signature: (Required)	X [signature] Signature 12/22/2020 Date

This form must be accompanied by appropriate fees.

EXHIBIT A (continued)

The authorized capital stock of the corporation shall be as follows:

(i) Two Hundred Fifty Million (250,000,000) shares of common stock, par value $.001 per share ("Common Stock"), and

(ii) Twenty Million (20,000,000) shares of preferred stock, par value $.001 per share, which the Board of Directors has authority to issue in one or more series, with such rights (including dividend, voting and conversion), preferences and designations as the Board of Directors deems necessary or advisable without any further action by the shareholders of the corporation.

Each four shares of the Company's Common Stock issued and outstanding on the Effective Date shall automatically be combined into one validly issued, fully paid and non-assessable share of Common Stock, without any action by the holder thereof (the "Reverse Stock Split") at the Effective Time. No certificates representing fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, but rather any fractional share will be rounded up to the next whole share. Each certificate that prior to such combination represented shares of Common Stock ("Old Certificate") shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate have been combined, subject to the foregoing treatment of fractional interests